                                                                 Exhibit 10.12

NEITHER THE SECURITY EVIDENCED BY THIS WARRANT NOR THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE LAW, AND NO INTEREST HEREIN OR THEREIN MAY BE SOLD, DISTRIBUTED, ASSIGNED, OFFERED, PLEDGED OR OTHERWISE TRANSFERRED UNLESS (A) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS COVERING ANY SUCH TRANSACTION INVOLVING SAID SECURITIES, (B) THE COMPANY RECEIVES AN OPINION OF LEGAL COUNSEL FOR THE HOLDER OF SAID SECURITIES (REASONABLY SATISFACTORY TO LEGAL COUNSEL FOR THE COMPANY) STATING THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION, OR (C) THE COMPANY OTHERWISE SATISFIES ITSELF THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION.

No. W.                                                       WARRANT TO PURCHASE
ISSUED:                                                                SHARES OF
                                                                   CAPITAL STOCK

                              INTERNAP CORPORATION

                             STOCK PURCHASE WARRANT

     THIS IS TO CERTIFY that, for value received and subject to the terms and
conditions hereof,        a, or such person to whom this Warrant is
transferred pursuant to Section 8 hereof (the "Holder"), is entitled to purchase fully paid and nonassessable shares of the Capital Stock (the "Warrant Stock") of INTERNAP CORPORATION, a Washington corporation (the "Company"), issued to additional outside investors in an equity financing of the Company in the amount of at least $2,000,000 (excluding conversion of all then outstanding convertible promissory notes issued by the Company) (the "Financing") in the amount determined in accordance with Section 2 and at a price per share (the "Exercise Price") paid by the outside investors in the Financing (such number of shares of Warrant Stock and the Exercise Price being subject to adjustment as provided herein).

     This Warrant is issued in connection with the extension of a loan to the
Company by       evidenced by that certain Convertible Promissory Note of even date in the amount of $16,667.00, a copy of which is attached hereto (the "Note"). This Warrant is subject to the following additional terms and conditions:

1.   TERM

     Subject to the terms hereof, this Warrant may be exercised at any time and from time to time in whole or in part from and after the date of issuance of this Warrant and on or before September 1, 2002 (the "Exercise Period"). Upon a merger, consolidation, acquisition of all or substantially all of the property or stock, reorganization or liquidation of the Company (collectively, a "Reorganization") during the Exercise Period, as a result of which the shareholders of the Company receive cash, stock or other property in exchange for their shares of Warrant Stock, this Warrant shall be cancelled and all rights granted hereunder shall terminate; provided, however, that the Company shall have delivered to the Holder notice of the Reorganization no less than ten (10) business days before the date scheduled for the Reorganization and that the Holder shall have the right immediately prior to the Reorganization to exercise this Warrant.

2.   NUMBER OF SHARES

     Subject to the terms hereof, the maximum number of shares of Warrant
Stock the Holder shall be entitled to purchase pursuant to this Warrant shall be equal to (x) the quotient of the Coverage Amount (as defined below) divided by the Exercise Price plus (y) the Prior Accrual (as defined below). The "Coverage Amount" shall be the factor calculated by multiplying the balance of principal and accrued but unpaid interest owing on the Note immediately prior to the earlier to occur of (a) the Financing or (b) the discharge of the Note by payment in full (the "Note Event"), by the number set forth in the table below corresponding to the one month period following the date hereof within which the Note Event occurs. The "Prior Accrual" shall be the sum of the number of shares of Warrant Stock equal to the Coverage Amount divided by the Exercise Price for each month preceding the month in which the Note Event occurs.

     0.046875       First Month (October 20 through November 19, 1997)
     0.078125       Second Month (November 20 through December 19, 1997)
     0.109375       Third Month (December 20 through January 19, 1998)
     0.140625       Fourth Month (January 20 through February 19, 1998)
     0.171875       Fifth Month (February 20 through March 19, 1998)
     0.203125       Sixth Month (March 20 through April 19, 1998)

In the event the Note Event does not occur on or before April 19, 1998, the Holder shall nevertheless be entitled to the full number of shares of Warrant Stock determined as though the Note Event did occur in the Sixth Month, and the Holder shall be entitled to exercise this Warrant in accordance with its terms at such time as the Financing occurs if on or before October 20, 1998, or the Exercise Price is otherwise agreed upon by the Company and the Holder in accordance with Section 5(b). Furthermore, the Company and the Holder agree that if the Note remains outstanding after the end of Sixth Month, the Holder shall be entitled to additional shares of Warrant Stock, and the Company and the Holder shall negotiate the amount of such additional shares in good faith, taking into consideration the formula set forth above.

3.   METHOD OF EXERCISE

     3.1  CASH EXERCISE

     This Warrant may be exercised in whole or in part by delivering to the Company (a) the form of Election to Purchase attached hereto duly completed and executed by the Holder, (b) this Warrant certificate, and (c) a bank check payable to the Company in the amount of the Exercise

Price multiplied by the number of shares for which this Warrant is being exercised (the "Purchase Price").

      3.2   NET ISSUE EXERCISE

      Notwithstanding any provisions herein to the contrary, if the fair market value of one share of Warrant Stock is greater than the Exercise Price of such share (at the date of calculation as set forth below), in lieu of exercising this Warrant for cash, the Holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant together with the duly completed and executed Election to Purchase and notice of such election, in which event the Company shall issue to the Holder a number of shares of Warrant Stock computed using the following formula:

                 Y (A-B)
                 -------
            X =     A

      Where X =  the number of shares of Warrant Stock to be issued to the
                 Holder

                 Y = the number of shares of Warrant Stock purchasable under the
                     Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being canceled (at the date of such calculation)

                 A = the fair market value of one share of the Warrant Stock
                     (at the date of such calculation)

                 B = the Exercise Price (as adjusted to the date of such
                     calculation)

For purposes of the above calculation, the fair market value of one share of Warrant Stock shall be determined by the Company's Board of Directors in good faith; provided, however, that where there exists a public market for the Warrant Stock at the time of such exercise, the fair market value per share shall be the average of the closing bid and asked prices of the Warrant Stock quoted in the Over-The-Counter Market Summary or the last reported sale price of the Warrant Stock or the closing price quoted on the Nasdaq National Market or on any exchange on which the Warrant Stock is listed, whichever is applicable, as published in the Western Edition of The Wall Street Journal for the five (5) trading days prior to the date of determination of fair market value. Notwithstanding the foregoing, in the event the Warrant is exercised in connection with the Company's initial public offering of Warrant Stock, the fair market value per share will be the per share offering price to the public of the Company's initial public offering.

4.    DELIVERY OF STOCK CERTIFICATES

      Within ten (10) days after the payment of the Purchase Price following the exercise of this Warrant (in whole or in part), the Company at its expense shall issue in the name of and deliver to the Holder (a) a certificate or certificates for the number of fully paid and nonassessable shares of

Warrant Stock to which the holder shall be entitled upon such exercise and payment, and (b) a new Warrant of like tenor to purchase up to that number of shares of Warrant Stock, if any, not previously purchased by the Holder if this Warrant has not expired. The Holder shall for all purposes be deemed to have become the holder of record of such shares of Warrant Stock on the date by which this Warrant was surrendered and payment of the Purchase Price was made, irrespective of the date of delivery of the certificate or certificates representing the Warrant Stock; provided that, if the date by which such surrender and payment is made is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of record of such shares of Warrant Stock at the close of business on the next succeeding date on which the stock transfer books are open.

5.    COVENANTS AS TO WARRANT STOCK

      (a) The Company covenants and agrees that all the shares of Warrant Stock issued pursuant to the terms of this Warrant will, upon their issuance, be validly issued and outstanding, fully paid and nonassessable and free from all taxes, liens and changes with respect to the issue thereof. The Company further covenants and agrees that the Company will at all times have authorized and reserved a sufficient number of shares of Warrant Stock to provide for the exercise of the rights represented by this Warrant.

      (b) In the event the Financing does not occur on or before October 20, 1998, and the Holder desires to exercise this Warrant, the Warrant Stock shall be the class of Capital Stock most recently issued by the Company, and the Company and the Holder shall negotiate the amount of the Exercise Price in good faith, based upon previous issuances of the Company's securities, the financial performance of the Company and the market conditions then prevailing.

6.    ADJUSTMENTS TO WARRANT

      (a) If after the Exercise Price is fixed in connection with the Financing on or before October 20, 1998, or is determined in accordance with
Section 5(b), the Company shall issue any shares of its Warrant Stock as a stock dividend or subdivide the number of outstanding shares of Warrant Stock into a greater number of shares, then, in either such case, the Exercise Price in effect before such dividend or subdivision shall be proportionately reduced and the number of shares of Warrant Stock at that time purchasable pursuant to this Warrant shall be proportionately increased; and, conversely, if the Company shall decrease the number of outstanding shares of Warrant Stock by combining such shares into a smaller number of shares, then the Exercise Price in effect before such combination shall be proportionately increased the number of shares of Warrant Stock at that time purchasable pursuant to this Warrant shall be proportionately decreased. When any adjustment is required to be made in the Exercise Price pursuant to this Section 6, the number of shares of Warrant Stock purchasable upon the exercise of this Warrant shall be changed to the number determined by dividing (i) an amount equal to the number of shares issuable upon the exercise of this Warrant immediately prior to such adjustment, multiplied by the Exercise Price in effect immediately prior to such adjustment, by (ii) the Exercise Price in effect immediately after such adjustment.

     (b) In case of any reclassification or change of the outstanding securities of the Company or of any reorganization of the Company (or any other corporation the stock or securities of which are at the time receivable upon the exercise of this Warrant) or any similar corporate reorganization on or after the date hereof (excluding a Reorganization, as defined in Section 1), then and in each such case the Holder, upon the exercise hereof at any time after the consummation of such reclassification, change, reorganization, merger or conveyance, shall be entitled to received, in lieu of the stock or other securities and property receivable upon the exercise hereof prior to such consummation, the stock or other securities or property to which the Holder would have been entitled upon such consummation if the Holder has exercised this Warrant immediately prior thereto, all subject to further adjustment as provided in Section 6(a); and in each such case, the terms of this Section 6 shall be applicable to the shares of stock or other securities properly receivable upon the exercise of this Warrant after such consummation.

     (c) When any adjustment is required to be made in the Exercise Price, the Company shall promptly mail to the Holder a certificate setting forth the Exercise Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Such certificate shall also set forth the kind and amount of stock or other securities or property into which this Warrant shall be exercisable following the occurrence of any of the events specified in
Section 6(a) or (b) above.

     (d) In order to avoid doubt, it is acknowledged that the Holder shall be entitled to the benefit of all adjustments in the number of shares of Common Stock of the Company issuable upon conversion of the Warrant Stock of the Company which occur prior to the exercise of this Warrant, including without limitation, any increase in the number of shares of Common Stock issuable upon conversion as a result of a dilutive issuance of capital stock.

7.   FRACTIONAL SHARES

     No fractional shares shall be issued upon the exercise of this Warrant. In lieu of fractional shares, the Company shall pay the Holder a sum in cash equal to the fair market value of the fractional shares (as determined by the Company's Board of Directors) on the date of exercise.

8.   RESTRICTIONS ON TRANSFER

     Neither this Warrant nor the Warrant Stock may be transferred unless (a) such transfer is registered under the Securities Act of 1933, as amended (the "Securities Act"), and any applicable state securities or blue sky laws, (b) the Company has received a legal opinion reasonably satisfactory to the Company to the effect that the transfer is exempt from the prospectus delivery and registration requirements of the Securities Act and any applicable state securities or blue sky laws, or (c) the Company otherwise satisfies itself that such transfer is exempt from registration.

9.   LEGEND

     A legend setting forth or referring to the above restrictions shall be placed on this Warrant, any replacement hereof or any certificate representing the Warrant Stock, and a stop transfer restriction or other shall be placed on the books of the Company and with any transfer agent until such securities may be legally sold or otherwise transferred.

10.  HOLDER AS OWNER

     The Company may deem and treat the holder of record of this Warrant as the absolute owner hereof for all purposes unless the Company is given notice to the contrary.

11.  NO SHAREHOLDER RIGHTS

     This Warrant shall not entitle the Holder to any voting rights or any other rights as a shareholder of the Company or to any other rights whatsoever except the rights stated herein; and no dividend or interest shall be payable or shall accrue in respect of this Warrant or the Warrant Stock, until and to the extent that this Warrant shall be exercised.

12.  REGISTRATION RIGHTS

     The Company agrees that the Holder shall be entitled to the same registration rights, rights of information and right of first refusal granted to the outside investors in the Financing, and the Warrant Stock to be issued upon exercise of this Warrant shall be included in any agreement granting any of such rights; provided however, in the event no such rights are granted to the outside investors in the Financing, the Company hereby agrees to grant the Holder standard piggyback registration rights with respect to registrations by the Company or its securities and shall enter into an agreement with the Holder setting forth such rights.

13.  CONSTRUCTION

     The validity and interpretation of the terms and provisions of this Warrant shall be governed by the laws of the State of Washington. The description headings of the several section of this Warrant are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions thereof.

14.  EXCHANGE OF WARRANT

     This Warrant is exchangeable upon the surrender hereof by the Holder at the office of the Company for new Warrants of like tenor representing in the aggregate the rights to subscribe for any purchase the number of shares which may be subscribed for and purchased hereunder, each of such new Warrants to represent the right to subscribe for and purchase such number of shares as shall be designated by the Holder at the time of such surrender.

15.  LOST WARRANT CERTIFICATE

     If this Warrant is lost, stolen, mutilated or destroyed, the Company shall issue a new Warrant of like denomination, tenor and date as this Warrant, subject to the Company's right to require the Holder to give the Company a bond or other satisfactory security sufficient to indemnify the Company against any claim that may be made against it (including any expense or liability) on account of the alleged loss, theft, mutilation or destruction of this Warrant or the issuance of such new Warrant.

16.  WAIVERS AND AMENDMENTS

     This Warrant or any provision hereof may be changed, waived, discharged or terminated only by a statement in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

17.  NOTICES

     All notices or other communications required or permitted hereunder shall be in writing and shall be delivered by personal delivery, confirmed facsimile, reputable overnight courier service, or mailed by United States mail, first-class postage prepaid, or by registered or certified mail with return receipt requested, addressed as follows:

     If to the Holder:        To the address last furnished in writing to the
                              Company by the Holder

     If to the Company:       InterNAP Corporation
                              2001 Sixth Avenue, Suite 800
                              Seattle, Washington 98121
                              Facsimile: 206/256/9580

     Each of the foregoing parties shall be entitled to specify a different address by giving five (5) days' advance written notice as aforesaid to the other parties.

18.  INVESTMENT INTENT

     By accepting this Warrant, the Holder represents that it is acquiring this Warrant for investment and not with a view to, or for sale in connection with, any distribution thereof.

     IN WITNESS WHEREOF, the Company has executed this Warrant as of the date first written above.



                                      INTERNAP CORPORATION



                                      -----------------------------------
                                      Paul E. McBride
                                      Vice President, Finance and Administration

                              ELECTION TO PURCHASE


To:  InterNAP Corporation
     2001 Sixth Avenue, Suite 800
     Seattle, Washington 98121
     Attn: Paul E. McBride


     The undersigned hereby irrevocably elects to purchase _________ shares of __________ Stock issuable upon the exercise of the within Warrants, and requests that certificates for such shares shall be issued in the name of and delivered to the address of the undersigned, at the address stated below and, if said number of shares shall not be all the shares which may be purchased pursuant to the within Warrants, that new Warrants evidencing the right to purchase the balance of such shares be registered in the name of, and delivered to, the undersigned at the address stated below. The undersigned hereby agrees with and represents to InterNAP Corporation that said shares of the _______ Stock are acquired for investment and not with a view to, or for sale in connection with, any distribution or public offering thereof within the meaning of the Securities Act of 1933, as amended.

     Payment enclosed in the amount of $________ .

     Dated: ____________ , 19__

     Name of holder of Warrants: ______________________________________________
                                                (please print)


                   Address:      _______________________________________________

                                 _______________________________________________

                                 _______________________________________________


                   Signature:   ________________________________________________